                                                                   EXHIBIT 10.07

                        VERITAS PARTICIPATION AGREEMENT
                                SECOND AMENDMENT

        This SECOND AMENDMENT (this "Agreement") dated as of November 7, 2001, is by and among VERITAS SOFTWARE GLOBAL CORPORATION, a Delaware corporation, as lessee (the "Lessee", or the "Construction Agent"), the various parties thereto from time to time, as guarantors (the "Guarantors"), WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as First Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the VS Trust 2000-2 (the "Owner Trustee", the "Borrower" or the "Lessor"), the various banks and other lending institutions which are parties thereto from time to time as holders of certificates issued with respect to the VS Trust 2000-2 and lenders (individually, a "Holder" or a "Lender" and collectively "Holders" or "Lenders"), ABN AMRO BANK N.V., as agent (the "Agent") for the Lenders and the Holders as of the date hereof signatory hereto. Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in Appendix A to the Participation Agreement (as defined below).

                                    RECITALS:

        A. The Lessee, the Guarantors, the Lessor, the Lenders, the Holders and the Agent are parties to that certain Participation Agreement dated as of July 28, 2000 as previously amended and as further amended, restated, supplemented, or otherwise modified from time to time; and

        B. The parties desire to amend certain provisions of the Participation Agreement on the terms and conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

        1. Amendments. The Participation Agreement is hereby amended as follows:

               (a)Sections 8.3A(h)(i) and 8.3A(h)(i)(ii) of the Participation Agreement are hereby amended by deleting the same in their entirety and replacing them with the following:

                        (h)     Financial Covenants.

                                (i) Leverage Ratio. The Leverage Ratio, as of
                        the last day of each fiscal quarter of the Lessee, shall be less than or equal to:

                                        (A) From and including December 31, 2001
                                to and including June 30, 2003, 2.50 to 1.0;

                                        (B) From and including July 1, 2003 to
                                and including September 30, 2003, 2.25 to 1.0;


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                                        (C) From and including October 1, 2003
                                and thereafter, 2.0 to 1.0.

                                (ii) EBITDA. EBITDA, for each period set forth
                        below, as shown on the financial statements of Credit Parties and their Consolidated Subsidiaries delivered pursuant to Section 8.3A(a)(i), shall not be less than
                        (i) $400,000,000 for each twelve month period ending December 31, 2001, March 31, 2002, June 30, 2002 and
                        September 30, 2002 and (ii) $500,000,000 for the twelve month period ending as of December 31, 2002 and for each twelve month period ending on March 31, June 30, September 30 and December 31 thereafter.

               (b) The definition of "Applicable Percentage" set forth in Appendix A to the Participation Agreement is hereby amended by deleting the same in its entirety and replacing it with the following:

               "Applicable Percentage" shall mean for Eurodollar Loans, Eurodollar Holder Advances and Commitment Fees, the appropriate applicable percentages corresponding to the Pricing Level in effect as of the most recent Calculation Date as shown below:

   -------------------------------------------------------------------------------------------------
                                                             Applicable
                     Ratio of Funded       Applicable      Percentage for
                       Indebtedness      Percentage for   Eurodollar Holder  Applicable Percentage
   Pricing Level        To EBITDA       Eurodollar Loans      Advances         for Commitment Fee
   -------------------------------------------------------------------------------------------------
         I        Funded Indebtedness/       1.000%            2.000%                0.200%
                     EBITDA </= .75
   -------------------------------------------------------------------------------------------------
         II       Funded Indebtedness/       1.125%            2.125%                0.250%
                   EBITDA >.75 but </=
                          1.50
   -------------------------------------------------------------------------------------------------
        III       Funded Indebtedness/       1.250%            2.250%                0.300%
                  EBITDA >1.50 but </=
                           2.0
   -------------------------------------------------------------------------------------------------
         IV       Funded Indebtedness/       1.500%            2.500%                0.375%
                   EBITDA >2.0 but </=
                          2.25
   -------------------------------------------------------------------------------------------------
         V        Funded Indebtedness/       1.625%            2.625%                0.500%
                      EBITDA > 2.25
   -------------------------------------------------------------------------------------------------

        2. Representation and Warranties. Each Credit Party hereby represents and warrants to the Agent, the Lessor, the Lenders and the Holders that the following are true and correct on the date of this Agreement and that, after giving effect to the amendments set forth in Section 1 above, the following will be true and correct on the Effective Date (as defined below);

               (a) The representations and warranties of the Credit Parties set forth in Section 6 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);


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               (b) No Default has occurred and is continuing; and

               (c) Each of the Operative Documents to which any Credit Party is a party is in full force and effect as to such Credit Party.

        3. Effective Date. The amendments effected by Section 1 above shall become effective as of the date of this Agreement (the "Effective Date"), subject to (a) receipt by McGuireWoods LLP ("MW"), counsel to the Agent, of a copy of this Agreement duly executed by the Lessee, each Guarantor, the Majority Secured Parties, the Lessor and the Agent, and (b) receipt by the Agent, on behalf of each individual Lender and Holder that executes this Amendment and delivers an executed copy of this Amendment to MW on or prior to the Effective Date, of a non-refundable amendment fee payable to each such Person in an amount equal to 0.05% of each such Person's respective Commitment or Holder Commitment, as applicable.

        4. Miscellaneous.

               (a) Except as specifically waived and amended above, the Participation Agreement and each of the Appendices, Schedules and Exhibits thereto shall remain in full force and effect and the Participation Agreement is hereby ratified and confirmed in all respects.

               (b) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

               (c) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

        5. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.



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

        IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                                    VERITAS SOFTWARE GLOBAL CORPORATION,
                                    as Lessee

                                    By:            /s/ KEVIN OLSON
                                            ------------------------------------
                                    Name:          Kevin Olson
                                            ------------------------------------
                                    Title:         Treasurer
                                            ------------------------------------


                                    VERITAS SOFTWARE CORPORATION, as a
                                    Guarantor

                                    By:            /s/ KEVIN OLSON
                                            ------------------------------------
                                    Name:          Kevin Olson
                                            ------------------------------------
                                    Title:         Treasurer
                                            ------------------------------------


                                    VERITAS OPERATING CORPORATION, as a
                                    Guarantor

                                    By:            /s/ KEVIN OLSON
                                            ------------------------------------
                                    Name:          Kevin Olson
                                            ------------------------------------
                                    Title:         Treasurer
                                            ------------------------------------


                                    VERITAS SOFTWARE TECHNOLOGY CORPORATION, as a Guarantor

                                    By:            /s/ KEVIN OLSON
                                            ------------------------------------
                                    Name:          Kevin Olson
                                            ------------------------------------
                                    Title:         Treasurer
                                            ------------------------------------


                                    VERITAS SOFTWARE TECHNOLOGY HOLDING
                                    CORPORATION, as a Guarantor

                                    By:            /s/ KEVIN OLSON
                                            ------------------------------------
                                    Name:          Kevin Olson
                                            ------------------------------------
                                    Title:         Treasurer
                                            ------------------------------------


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

                                    ABN AMRO BANK N.V., as Administrative Agent and as a Lender

                                    By:            /s/ ELIZABETH M. WALKER
                                            ------------------------------------
                                    Name:          Elizabeth M. Walker
                                            ------------------------------------
                                    Title:         Vice President
                                            ------------------------------------

                                    By:            /s/ BLAKE J. LACHER
                                            ------------------------------------
                                    Name:          Blake J. Lacher
                                            ------------------------------------
                                    Title:         Vice President
                                            ------------------------------------



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

                                    CREDIT SUISSE FIRST BOSTON, as a Lender and as Documentation Agent

                                    By:            /s/ ROBERT HETU
                                            ------------------------------------
                                    Name:          Robert Hetu
                                            ------------------------------------
                                    Title:         Director
                                            ------------------------------------

                                    By:            /s/ MARK HERON
                                            ------------------------------------
                                    Name:          Mark Heron
                                            ------------------------------------
                                    Title:         Associate
                                            ------------------------------------


                                    CREDIT LYONNAIS LOS ANGELES BRANCH, as a
                                    Lender and as Syndication Agent

                                    By:            /s/ DIANNE M. SCOTT
                                            ------------------------------------
                                    Name:          Dianne M. Scott
                                            ------------------------------------
                                    Title:         Senior Vice President and
                                                   Manager
                                            ------------------------------------

                                    THE FUJI BANK, LTD., as a Lender

                                    By:
                                            ------------------------------------
                                    Name:
                                            ------------------------------------
                                    Title:
                                            ------------------------------------


                                    AIB INTERNATIONAL FINANCE, as a Lender

                                    By:            /s/ PAUL KEHOE
                                            ---------------------
                                    Name:          Paul Kehoe
                                            ------------------------------------
                                    Title:         Director
                                            ------------------------------------

                                    DEUTSCHE BANK AG NEW YORK BRANCH AND/OR
                                    CAYMAN ISLANDS BRANCH, as a Lender

                                    By:            /s/ DAVID G. DICKINSON, JR.
                                            ------------------------------------
                                    Name:          David G. Dickinson, Jr.
                                            ------------------------------------
                                    Title:         Vice President
                                            ------------------------------------

                                    By:            /s/ JOEL D. MAKOWSKY
                                            ------------------------------------
                                    Name:          Joel D. Makowsky
                                            ------------------------------------
                                    Title:         Vice President
                                            ------------------------------------


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

                                    SUMITOMO MITSUI BANKING CORPORATION f/k/a the Sumitomo Bank, Limited, as a Lender

                                    By:
                                            ------------------------------------
                                    Name:
                                            ------------------------------------
                                    Title:
                                            ------------------------------------


                                    COMERICA BANK -- CALIFORNIA, as a Lender

                                    By:            /s/ GUY SIMPSON
                                            ------------------------------------
                                    Name:          Guy Simpson
                                            ------------------------------------
                                    Title:         Assistant Vice President
                                            ------------------------------------


                                    FLEET NATIONAL BANK, as a Lender

                                    By:            /s/ WILLIAM S. ROWE
                                            ------------------------------------
                                    Name:          William S. Rowe
                                            ------------------------------------
                                    Title:         Vice President
                                            ------------------------------------


                                    WELLS FARGO BANK N.A., as a Lender

                                    By:            /s/ ERIC C. HOUSER
                                            ------------------------------------
                                    Name:          Eric C. Houser
                                            ------------------------------------
                                    Title:         Vice President
                                            ------------------------------------


                                    FBTC LEASING CORP., as a Lender

                                    By:
                                            ------------------------------------
                                    Name:
                                            ------------------------------------
                                    Title:
                                            ------------------------------------


                                    KEYBANK NATIONAL ASSOCIATION, as a Lender

                                    By:            /s/ JULIEN MICHAELS
                                            ------------------------------------
                                    Name:          Julien Michaels
                                            ------------------------------------
                                    Title:         Vice President
                                            ------------------------------------

                                    BNP PARIBAS, as a Lender

                                    By:
                                            ------------------------------------
                                    Name:
                                            ------------------------------------
                                    Title:
                                            ------------------------------------

                                    By:
                                            ------------------------------------
                                    Name:
                                            ------------------------------------
                                    Title:
                                            ------------------------------------

                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    as a Lender

                                    By:
                                            ------------------------------------
                                    Name:
                                            ------------------------------------
                                    Title:
                                            ------------------------------------


                                    WELLS FARGO BANK NORTHWEST, NATIONAL
                                    ASSOCIATION (formerly known as First
                                    Security Bank, National Association), not individually, bus solely as the Owner Trustee under the VS Trust 2000-2

                                    By:
                                            ------------------------------------
                                    Name:
                                            ------------------------------------
                                    Title:
                                            ------------------------------------


                                    ABN AMRO LEASING, INC., as a Holder

                                    By:     /s/ ELIZABETH R. MCCLELLAN
                                            ------------------------------------
                                    Name:       Elizabeth R. McClellan
                                            ------------------------------------
                                    Title:      Vice President
                                            ------------------------------------


                                    CREDIT SUISSE LEASING 92A, L.P., as a Holder

                                    By:     /s/ DAY
                                            ------------------------------------
                                    Name:       DAY
                                            ------------------------------------
                                    Title:      Director
                                            ------------------------------------

                                    By:     /s/ WEATHERLEY-WHITE
                                            ------------------------------------
                                    Name:       Weatherly-White
                                            ------------------------------------
                                    Title:      Director
                                            ------------------------------------


                                    CREDIT LYONNAIS LEASING CORPORATION,
                                    as a Holder

                                    By:     /s/ L.M. Wertheim
                                            ------------------------------------
                                    Name:       L.M. Wertheim
                                            ------------------------------------
                                    Title:      President
                                            ------------------------------------


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

                                    FBTC LEASING CORP., as a Holder

                                    By:
                                            ------------------------------------
                                    Name:
                                            ------------------------------------
                                    Title:
                                            ------------------------------------



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